Exhibit 99.1

Altera Corporation
101 Innovation Drive
San Jose, CA 95134
Phone: 408-544-7000

INVESTOR CONTACT	MEDIA CONTACT
Scott Wylie	Anna Del Rosario
Vice President – Investor Relations	Director – Corporate Communications
Altera Corporation	Altera Corporation
(408) 544-6996	(408) 544-6397
swylie@altera.com	newsroom@altera.com

ALTERA ANNOUNCES SECOND QUARTER EARNINGS;

COMPLETES SEC FILINGS

SAN JOSE, Calif., October 24, 2006 — Altera Corporation (NASDAQ:ALTR) today announced second quarter 2006 net income, on a generally accepted accounting principles (GAAP) basis, of $77.3 million, $0.21 per diluted share, compared with net income of $67.6 million, $0.18 per diluted share, in the second quarter of 2005. Non-GAAP net income, which excludes the effects of stock-based compensation expense, was $91.0 million, $0.25 per diluted share, in the second quarter of 2006.

The company had previously announced second quarter revenues of $334.1 million, up 14 percent from the first quarter of 2006 and 17 percent from the second quarter of 2005. New product sales increased 49 percent sequentially and were up 138 percent from the prior year’s second quarter.

On a GAAP basis, second quarter gross margin was 66.1 percent and operating expenses were $140.7 million. Excluding the effects of stock-based compensation expense, non-GAAP gross margin was 66.2 percent and operating expenses were $122.5 million.

Prior to the temporary suspension of its share repurchase program in May 2006, Altera repurchased 448,000 shares of its common stock during the second quarter at a cost of $9.4 million. Altera ended the quarter with $1.5 billion in cash and investments.

Altera’s 2005 Form 10-K/A, first quarter Form 10-Q, and second quarter Form 10-Q are also being filed with the Securities and Exchange Commission today.

“With today’s SEC filings we will have completed the restatement we previously announced and become current in our periodic reports. We have taken steps to ensure that Altera’s financial reporting is as it should be: accurate, transparent, timely, and compliant with applicable accounting standards,” said John Daane, president, chief executive officer, and chairman of the board. “I want to apologize to our shareholders for the past events that resulted in the need to restate historical financial statements. We are committed to investing in ongoing efforts to continuously improve our internal controls and to remediate the material weakness identified in our SEC reports.”

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Conference Call

A conference call will be held today at 2:00 p.m. Pacific Time to discuss the second quarter’s results. To participate in the conference call, dial (785) 832-2422 (use access code 7292741). The live web cast and subsequent replay will be available in the investor relations section of the company’s web site at http://www.altera.com. A telephonic replay of the call may be accessed later in the day by calling (719) 457-0820 and referencing confirmation code 258712. The telephonic replay will be available for two weeks following the live call.

Third Quarter Results

Third quarter results are currently scheduled to be released November 6, 2006 after the market close.

Forward-Looking Statements

Statements in this press release that are not historical are “forward-looking statements” as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as “will”, “expects”, “anticipates”, or other words that imply or predict a future state. Forward-looking statements include statements relating to today’s filing of Altera’s periodic reports with the SEC, the timing of our third quarter earnings release, the adequacy of Altera’s subsequent periodic reports, and Altera’s efforts to improve internal controls and remediate an identified material weakness in the company’s internal controls. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, technical difficulties with the SEC and EDGAR system, a delay in the release of our third quarter earnings or future periodic reports, judgments required in the application of accounting standards, and delays or difficulties in improvement of our internal controls or remediation of the company’s material weakness, as well as other risk factors discussed in documents filed by the company with the SEC from time to time. Copies of Altera’s SEC filings are posted on the company’s web site and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

Use of Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. GAAP, this release and accompanying financial tables contain non-GAAP financial measures to exclude the effects of the non-cash stock-based compensation expense and the related tax effects of SFAS 123 (R), “Share-based Payment.” The non-GAAP financial measures are neither in accordance with, nor an alternative for, generally accepted accounting principles and may be different from similarly titled non-GAAP financial measures used by other companies. Accordingly, the reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures included below should be carefully evaluated. Altera believes that the use of these non-GAAP financial measures, when shown in conjunction with corresponding GAAP financial measures, provide useful information to management and investors regarding financial and business trends relating to Altera’s financial condition and results of operations. Altera management uses these non-GAAP financial measures, in addition to the corresponding GAAP financial measures, to review Altera’s financial performance. Non-GAAP reporting represents relevant and useful information that is widely used by financial analysts, investors and other interested parties in our industry. Altera’s management believes this presentation is useful to investors in evaluating performance on a

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basis that is consistent and comparable with periods prior to the adoption of SFAS 123(R). Since expensing stock-based compensation expense does not require cash expenditures by the company, the company’s non-GAAP presentation that excludes these expenses may be a useful measure of the company’s performance. A reconciliation between GAAP and non-GAAP financial results is provided on pages 4 to 6 of this release.

About Altera

Altera’s programmable solutions enable system and semiconductor companies to rapidly and cost-effectively innovate, differentiate and win in their markets. Find out more at www.altera.com.

Altera, The Programmable Solutions Company, the stylized Altera logo, specific device designations and all other words that are identified as trademarks and/or service marks are, unless noted otherwise, the trademarks and service marks of Altera Corporation in the U.S. and other countries.

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ALTERA CORPORATION

GAAP AND NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data and note)

(Unaudited)

	THREE MONTHS ENDED
	June 30 2006			July 1 2005
	GAAP (2)	Adjustments (1)	Non-GAAP (2)	GAAP (2)
Net sales	$334,100	$—	$334,100	$285,477
Cost of sales	113,335	(554)	112,781	90,592

Gross margin	220,765	554	221,319	194,885

Operating expenses:
Research and development	63,904	(7,977)	55,927	55,340
Selling, general, and administrative	76,749	(10,158)	66,591	55,895

Total operating expenses	140,653	(18,135)	122,518	111,235

Income from operations	80,112	18,689	98,801	83,650
Interest and other income, net	10,781	—	10,781	8,058

Income before income taxes	90,893	18,689	109,582	91,708
Provision for income taxes	13,633	4,996	18,629	24,142

Net income	$77,260	$13,693	$90,953	$67,566

Net income per share:
Basic	$0.21		$0.25	$0.18

Diluted	$0.21		$0.25	$0.18

Shares used in computing per share amounts:
Basic	360,501		360,501	373,040

Diluted (as restated, for 2005)	367,092		367,092	379,693

Tax rate	15.0%		17.0%	26.3%
% of Net Sales:
Gross margin	66.1%		66.2%	68.3%
Research and development	19.1%		16.7%	19.4%
Selling, general, and administrative	23.0%		19.9%	19.6%
Income from operations	24.0%		29.6%	29.3%
Net income	23.1%		27.2%	23.7%

Notes:

(1)	Adjustments consist of non-cash stock-based compensation expenses and related tax effects.

(2)	The GAAP and Non-GAAP income statements above include amounts related to our Nonqualified Deferred Compensation Plan (NQDC Plan). The NQDC Plan had a loss of $1.0 million and a gain of $0.7 million, respectively, for the three month periods ended June 30, 2006 and July 1, 2005. Gains or (losses) were included in interest and other income, net, as well as operating expenses. There was no net impact in any period presented on income before income taxes or net income arising from this plan.

	THREE MONTHS ENDED
NQDC Plan Impact (In Millions)	June 30 2006	July 1 2005
(Decrease) Increase in R&D Expense	$(0.4)	$0.4
(Decrease) Increase in SG&A Expense	(0.6)	0.3

(Decrease) Increase in Interest and other income	$(1.0)	$0.7

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ALTERA CORPORATION

GAAP AND NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data and note)

(Unaudited)

	THREE MONTHS ENDED
	March 31 2006			April 1 2005
	GAAP (2)	Adjustments (1)	Non-GAAP (2)	GAAP (2)
Net sales	$292,830	$—	$292,830	$264,822
Cost of sales	97,106	(523)	96,583	83,890

Gross margin	195,724	523	196,247	180,932

Operating expenses:
Research and development	62,857	(7,924)	54,933	51,389
Selling, general, and administrative	76,249	(10,466)	65,783	54,334

Total operating expenses	139,106	(18,390)	120,716	105,723

Income from operations	56,618	18,913	75,531	75,209
Interest and other income, net	12,433	—	12,433	4,498

Income before income taxes	69,051	18,913	87,964	79,707
Provision for income taxes	10,358	4,588	14,946	15,941

Net income	$58,693	$14,325	$73,018	$63,766

Net income per share:
Basic	$0.16		$0.20	$0.17

Diluted	$0.16		$0.20	$0.17

Shares used in computing per share amounts:
Basic	359,479		359,479	372,881

Diluted (as restated, for 2005)	367,047		367,047	379,569

Tax rate	15.0%		17.0%	20.0%
% of Net Sales:
Gross margin	66.8%		67.0%	68.3%
Research and development	21.5%		18.8%	19.4%
Selling, general, and administrative	26.0%		22.5%	20.5%
Income from operations	19.3%		25.8%	28.4%
Net income	20.0%		24.9%	24.1%

Notes:

(1)	Adjustments consist of non-cash stock-based compensation expenses and related tax effects.
(2)	The GAAP and Non-GAAP income statements above include amounts related to our Nonqualified Deferred Compensation Plan (NQDC Plan). The NQDC Plan had a gain of $2.3 million and a loss of $1.2 million, respectively, for the three month periods ended March 31, 2006 and April 1, 2005. Gains or (losses) were included in interest and other income, net, as well as operating expenses. There was no net impact in any period presented on income before income taxes or net income arising from this plan.

	THREE MONTHS ENDED
NQDC Plan Impact (In Millions)	March 31 2006	April 1 2005
Increase (Decrease) in R&D Expense	$0.9	$(0.4)
Increase (Decrease) in SG&A Expense	1.4	(0.8)

Increase (Decrease) in Interest and other income	$2.3	$(1.2)

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ALTERA CORPORATION

GAAP AND NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data and note)

(Unaudited)

	SIX MONTHS ENDED
	June 30 2006			July 1 2005
	GAAP (2)	Adjustments (1)	Non-GAAP (2)	GAAP (2)
Net sales	$626,930	$—	$626,930	$550,299
Cost of sales	210,441	(1,077)	209,364	174,482

Gross margin	416,489	1,077	417,566	375,817

Operating expenses:
Research and development	126,761	(15,901)	110,860	106,729
Selling, general, and administrative	152,998	(20,624)	132,374	110,229

Total operating expenses	279,759	(36,525)	243,234	216,958

Income from operations	136,730	37,602	174,332	158,859
Interest and other income, net	23,214	—	23,214	12,556

Income before income taxes	159,944	37,602	197,546	171,415
Provision for income taxes	23,991	9,584	33,575	40,083

Net income	$135,953	$28,018	$163,971	$131,332

Net income per share:
Basic	$0.38		$0.46	$0.35

Diluted	$0.37		$0.45	$0.35

Shares used in computing per share amounts:
Basic	359,990		359,990	372,961

Diluted (as restated, for 2005)	367,070		367,070	379,631

Tax rate	15.0%		17.0%	23.4%

% of Net Sales:
Gross margin	66.4%		66.6%	68.3%
Research and development	20.2%		17.7%	19.4%
Selling, general, and administrative	24.4%		21.1%	20.0%
Income from operations	21.8%		27.8%	28.9%
Net income	21.7%		26.2%	23.9%

Notes:

(1)	Adjustments consist of non-cash stock-based compensation expenses and related tax effects.

(2)	The GAAP and Non-GAAP income statements above include amounts related to our Nonqualified Deferred Compensation Plan (NQDC Plan). The NQDC Plan had a gain of $1.3 million and a loss of $0.5 million, respectively, for the six month periods ended June 30, 2006 and July 1, 2005. Gains or (losses) were included in interest and other income, net, as well as operating expenses. There was no net impact in any period presented on income before income taxes or net income arising from this plan.

	SIX MONTHS ENDED
NQDC Plan Impact (In Millions)	June 30 2006	July 1 2005
Increase in R&D Expense	$0.5	$—
Increase (Decrease) in SG&A Expense	0.8	(0.5)

Increase (Decrease) in Interest and other income	$1.3	$(0.5)

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ALTERA CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	June 30 2006	March 31 2006	December 30 2005
		(b)	(as restated)
Assets

Current assets:
Cash and short-term investments	$1,256,809	$1,087,546	$1,166,588
Accounts receivable, net	200,604	169,957	80,509
Inventories	77,819	66,766	70,711
Deferred compensation plan assets	63,004	66,487	61,567
Other current assets	133,272	114,577	115,826

Total current assets	1,731,508	1,505,333	1,495,201
Long-term investments	203,841	172,328	115,965
Property and equipment, net	171,951	171,307	165,999
Deferred income taxes and other assets, net	53,454	53,713	50,531

	$2,106,754	$1,902,681	$1,827,696

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and current liabilities	$284,988	$233,832	$244,385
Deferred compensation plan obligations	63,004	66,487	61,567
Deferred income and allowances on sales to distributors	367,806	280,833	258,285

Total current liabilities	715,798	581,152	564,237
Capital lease obligations	3,484	3,678	3,871
Stockholders’ equity	1,441,472	1,317,851	1,259,588

	$2,160,754	$1,902,681	$1,827,696

Key Ratios & Information

Current Assets/Current Liabilities	2:1	3:1	3:1
Liabilities/Equity	1:2	1:2	1:2
Annualized YTD Return on Equity	20%	18%	21%
Quarterly Depreciation Expense	$7,418	$7,070	$7,038
Quarterly Capital Expenditures	$8,062	$12,378	$7,665
Annualized Sales per Employee	$508	$487	$498
Number of Employees	2,594	2,451	2,361
Inventory MSOH (a): Altera	2.1	2.1	2.3
Inventory MSOH (a): Distribution	1.5	1.4	1.4
Days Sales Outstanding	55	53	26

(a)	MSOH: Months Supply On Hand
(b)	These numbers have been adjusted from those previously announced to reflect the cumulative restatement adjustments made to the consolidated balance sheet as of December 30, 2005. Refer to 2005 10K/A for details.

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ALTERA CORPORATION

REVENUE SUMMARY

(Unaudited)

	Q2’06	Q1’06	Q2’05	Q-Q Growth	Y-Y Growth
Geography
North America	25%	26%	24%	12%	26%

Europe	24%	25%	25%	9%	13%
Japan	24%	25%	25%	8%	10%
Asia Pacific	27%	24%	26%	29%	20%

International	75%	74%	76%	15%	14%

Total	100%	100%	100%	14%	17%

Product Category
New	17%	13%	8%	49%	138%
Mainstream	36%	36%	32%	15%	32%
Mature & Other	47%	51%	60%	5%	-8%

Total	100%	100%	100%	14%	17%

Market Segment
Communications	44%	44%	43%	13%	19%
Industrial	34%	33%	31%	16%	27%
Consumer	13%	13%	16%	19%	-2%
Computer & Storage	9%	10%	10%	9%	8%

Total	100%	100%	100%	14%	17%

FPGAs and CPLDs
FPGA	70%	71%	69%	12%	18%
CPLD	21%	19%	20%	27%	25%
Other	9%	10%	11%	4%	-3%

Total	100%	100%	100%	14%	17%

Product Category Description

Category	Products

New	Stratix II, Stratix II GX, Cyclone II, MAX II, HardCopy and HardCopy II

Mainstream	Stratix, Stratix GX, Cyclone, and MAX 3000A

Mature & Other	Classic, MAX 7000, MAX 7000A, MAX 7000B, MAX 7000S, MAX 9000, FLEX 6000, FLEX 8000, FLEX 10K, FLEX 10KA, FLEX 10KE, APEX 20K, APEX 20KE, APEX 20KC, APEX II, ACEX 1K, Mercury, Excalibur, configuration and other devices, intellectual property cores, and software and other tools

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